UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-08518

                              Gabelli Gold Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                           Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Gold Fund, Inc. Annual Report — December 31, 2013

Caesar M. P. Bryan
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2013, the net asset value (“NAV”) per Class AAA Share of the Gabelli Gold Fund decreased 51.3% compared with a decrease of 49.2% for the Philadelphia Gold & Silver (“XAU”) Index. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2013.

Performance Discussion (Unaudited)

The gold price ended the year at $1,205.66 per ounce, for a decline of 28% from its December 31, 2012 price of $1,675 per ounce.

We invest globally with an emphasis on gold producing companies and look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth.

At the start of the calendar year, economic indicators suggested the financial environment would be supportive of a rise in the price of gold. Instead, gold and gold companies fell out of favor as investors sought higher returns in other assets, particularly equities. As the gold price fell and stocks continued their rally, the opportunity cost of holding gold became unbearable for most investors.

A major negative surprise in the gold market was the large outflows from various exchange traded funds (ETF) that hold gold bullion. These ETFs made it easy to own a security supported by physical gold. As expected, growth in gold ETFs was rapid during and after the financial crisis. Further, investors continued to accumulate gold in ETFs until the end of 2012, more than a year after the gold price peaked. The liquidation of gold ETFs during 2013 was dramatic. For example, according to Bloomberg, all gold ETFs had 86.6 million ounces of gold at their peak in December 2012. By the end of 2013 this had fallen to 56.7 million ounces. This is a decline of about 28 million ounces, worth $34 billion using the year end gold price of $1,205.66 per ounce.

Some of our selected holdings that contributed positively to performance were Aurizon Mines Ltd. (no longer held as of December 31, 2013); a Canada-based gold producer with operations and development activities in the Abitibi region of north-western Quebec; and Centamin plc (1.3%), an Arabian-Nubian Shield focused mineral exploration, development, and mining company. Some of our weaker performers for the year were Randgold Resources Ltd. (13.6%), an African focused gold mining and exploration company; Newcrest Mining Ltd. (3.8%), one of the world’s largest gold mining companies, operating mines in four countries, with a global workforce of around 16,000; and Fresnillo plc (8.7%), a gold company focusing on the full mining value chain from exploration, development and construction, to mining operations, which are supported by strategic resources.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 11, 2014

Comparative Results

Average Annual Returns through December 31, 2013 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (7/11/94)
Class AAA (GOLDX)	(51.30)%	(4.44)%	1.11%	3.86%
XAU Index	(49.18)	(7.44)	(2.54)	(1.50)
Lipper Precious Metals Fund Classification	(49.98)	(4.51)	1.11	2.36
Standard & Poor’s (“S&P”) 500 Index	32.39	17.94	7.41	9.66 (d)
Class A (GLDAX)	(51.32)	(4.40)	1.13	3.87
With sales charge (b)	(54.12)	(5.53)	0.54	3.55
Class C (GLDCX)	(51.65)	(5.15)	0.35	3.42
With contingent deferred sales charge (c)	(52.13)	(5.15)	0.35	3.42
Class I (GLDIX)	(51.19)	(4.21)	1.26	3.94

In the current prospectuses dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.48%, 1.48%, 2.23%, and 1.23%, respectively. See page 10 for the expense ratios for the year ended December 31, 2013. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 23, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The XAU Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Lipper Precious Metals Fund Classification reflects the average performance of mutual funds classified in this particular category. The S&P 500 Index is a market capital-ization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	The S&P 500 Index since inception performance is as of June 30, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI GOLD FUND, INC. (CLASS AAA SHARES), LIPPER PRECIOUS METAL FUND CLASSIFICATION

AND XAU INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli Gold Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2013 through December 31, 2013	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2013.

	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period*

Gabelli Gold Fund, Inc.

Actual Fund Return
Class AAA	$1,000.00	$ 952.80	1.54%	$ 7.58
Class A	$1,000.00	$ 952.10	1.54%	$ 7.58
Class C	$1,000.00	$ 949.20	2.29%	$11.25
Class I	$1,000.00	$ 953.40	1.29%	$ 6.35
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.44	1.54%	$ 7.83
Class A	$1,000.00	$1,017.44	1.54%	$ 7.83
Class C	$1,000.00	$1,013.66	2.29%	$11.62
Class I	$1,000.00	$1,018.70	1.29%	$ 6.56

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2013:

Gabelli Gold Fund, Inc.

North America	64.5%
United Kingdom	26.6%
Australia	5.1%
Africa	4.0%

Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Gold Fund, Inc.

Schedule of Investments — December 31, 2013

Shares		Cost	Market Value

	COMMON STOCKS — 100.0%
	Metals and Mining — 100.0%
	Africa — 4.0%
291,200	AngloGold Ashanti Ltd., ADR	$11,203,996	$3,412,864
250,000	Gold Fields Ltd., ADR	2,444,373	800,000
275,000	Harmony Gold Mining Co. Ltd., ADR	2,480,676	695,750
315,362	Sibanye Gold Ltd., ADR	2,146,008	1,516,891
329,609	Witwatersrand Consolidated Gold Resources Ltd.†	3,998,630	335,061

		22,273,683	6,760,566

	Australia — 5.1%
350,000	Medusa Mining Ltd.†	1,891,522	642,964
922,079	Newcrest Mining Ltd.	31,086,724	6,491,436
1,600,000	Perseus Mining Ltd.†	2,527,232	338,903
3,000,000	Saracen Mineral Holdings Ltd.†	1,334,763	501,164
1,334,500	Silver Lake Resources Ltd.†	1,404,789	642,779

		38,245,030	8,617,246

	North America — 64.3%
197,800	Agnico Eagle Mines Ltd., New York	2,603,928	5,217,964
291,231	Agnico Eagle Mines Ltd., Toronto	2,970,643	7,684,825
5,500,000	Alexandria Minerals Corp.†(a)	965,101	155,331
200,000	AuRico Gold Inc.	845,220	732,000
200,000	B2Gold Corp.†	463,052	410,450
318,700	Barrick Gold Corp., New York	11,986,121	5,618,681
172,661	Barrick Gold Corp., Toronto	4,546,771	3,041,174
350,000	Centerra Gold Inc.	2,154,889	1,423,394
500,000	Comstock Mining Inc.†	1,081,276	875,000
120,000	Continental Gold Ltd.†	853,510	381,831
500,000	Dalradian Resources Inc.†	538,141	305,954
100,000	Detour Gold Corp.†	1,628,294	385,973
1,000,000	Eastmain Resources Inc.†	1,465,383	254,177
705,833	Eldorado Gold Corp., New York	1,553,756	4,016,190
467,500	Eldorado Gold Corp., Toronto(b)	5,549,931	2,654,480
231,700	Franco-Nevada Corp.	4,951,711	9,442,498
298,000	Franco-Nevada Corp.(a)	7,566,389	12,144,429
666,508	Goldcorp Inc.	3,792,555	14,456,431
1,500,000	Golden Queen Mining Co. Ltd.†	974,222	1,172,041
500,000	Golden Queen Mining Co. Ltd.†	279,474	390,680
1,500,000	Golden Queen Mining Co. Ltd.†(b)	656,888	1,172,040
250,000	Kinross Gold Corp.	2,334,678	1,095,000
50,000	Kirkland Lake Gold Inc.†	585,486	120,970
170,000	MAG Silver Corp.†	995,437	880,207
1,400,000	Merrex Gold Inc.†(b)	716,883	39,539
424,871	Newmont Mining Corp.	18,784,328	9,784,779
766,600	Osisko Mining Corp.†	5,612,645	3,399,093
120,000	Osisko Mining Corp.†(b)	817,996	532,078
100,000	Petaquilla Minerals Ltd.†	64,653	23,064

Shares		Cost	Market Value

2,440,000	Petaquilla Minerals Ltd.†(a)	$2,277,075	$562,768
50,000	Primero Mining Corp.†	261,500	220,287
150,000	Probe Mines Ltd.†	317,923	316,310
2,000,000	Romarco Minerals Inc.†	2,188,240	706,049
122,000	Royal Gold Inc.	5,349,215	5,620,540
25,000	SEMAFO Inc.	87,667	65,663
600,000	SEMAFO Inc.(b)	1,176,099	1,575,900
40,000	Silver Wheaton Corp., New York	948,536	807,600
20,000	Silver Wheaton Corp., Toronto	509,026	403,860
65,000	Tahoe Resources Inc.†	1,341,576	1,081,243
1,350,000	Torex Gold Resources Inc.†	2,017,276	1,194,634
500,000	Torex Gold Resources Inc.†(a)(c)	1,018,000	442,457
3,400,000	Wesdome Gold Mines Ltd.†	4,189,982	1,856,437
118,444	Yamana Gold Inc.	915,534	1,020,987
629,390	Yamana Gold Inc., New York	3,900,717	5,425,342
5,000	Yamana Gold Inc., Toronto	90,032	43,116

		113,927,759	109,153,466

	United Kingdom — 26.6%
3,019,000	Centamin plc†	3,223,019	2,238,558
1,195,500	Fresnillo plc	11,528,810	14,864,842
2,130,152	Hochschild Mining plc	12,703,638	5,012,661
368,400	Randgold Resources Ltd., ADR	2,730,143	23,139,204

		30,185,610	45,255,265

	TOTAL COMMON STOCKS	204,632,082	169,786,543

	WARRANTS — 0.2%
	Metals and Mining — 0.2%
	North America — 0.2%
87,500	Franco-Nevada Corp., expire 06/16/17†	0	371,499
63,800	Kinross Gold Corp., expire 09/17/14†	304,046	901
2,440,000	Petaquilla Minerals Ltd., expire 01/27/14†(a)(c)	0	2

	TOTAL METALS AND MINING	304,046	372,402

	TOTAL WARRANTS	304,046	372,402

	TOTAL INVESTMENTS — 100.2%	$204,936,128	170,158,945

	Other Assets and Liabilities (Net) — (0.2)%		(283,496)

	NET ASSETS — 100.0%.		$169,875,449

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of Rule 144A securities amounted to $13,304,987 or 7.83% of net assets.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Schedule of Investments (Continued) — December 31, 2013

(b)	At December 31, 2013, the Fund held investments in restricted securities amounting to $5,974,037 or 3.52% of net assets, which were valued as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/13 Carrying Value Per Share
467,500	Eldorado Gold Corp., Toronto	12/15/09	$5,549,931	$5.6780
1,500,000	Golden Queen Mining Co. Ltd.	05/24/02	656,888	0.7814
1,400,000	Merrex Gold Inc.	03/29/11	716,883	0.0282
120,000	Osisko Mining Corp.	10/30/07	817,996	4.4340
600,000	SEMAFO Inc.	11/01/06	1,176,099	2.6265

Geographic Diversification	% of Market Value	Market Value
North America	64.4%	$109,525,868
United Kingdom	26.6	45,255,265
Australia	5.0	8,617,246
Africa	4.0	6,760,566

	100.0%	$170,158,945

(c)	Illiquid security.
†	Non-income producing security.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $204,936,128)	$170,158,945
Cash	503
Receivable for investments sold	1,102,422
Receivable for Fund shares sold	733,305
Dividends receivable	66,938
Prepaid expenses	27,419

Total Assets	172,089,532

Liabilities:
Payable for Fund shares redeemed	837,816
Payable for investment advisory fees	143,558
Payable for distribution fees	36,564
Payable for accounting fees	3,750
Line of credit payable	1,069,000
Other accrued expenses	123,395

Total Liabilities	2,214,083

Net Assets (applicable to 15,878,184 shares outstanding)	$169,875,449

Net Assets Consist of:
Paid-in capital	$225,638,923
Accumulated net investment loss	(13,378,261)
Accumulated net realized loss on investments and foreign currency transactions	(7,608,030)
Net unrealized depreciation on investments	(34,777,183)

Net Assets	$169,875,449

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($138,147,313 ÷ 12,903,302 shares outstanding; 375,000,000 shares authorized)	$10.71

Class A:
Net Asset Value and redemption price per share ($13,475,944 ÷ 1,255,754 shares outstanding; 250,000,000 shares authorized)	$10.73

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.38

Class C:
Net Asset Value and offering price per share ($5,386,535 ÷ 533,504 shares outstanding; 125,000,000 shares authorized)	$10.10	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($12,865,657 ÷ 1,185,624 shares outstanding; 125,000,000 shares authorized)	$10.85

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $336,703)	$3,735,934
Interest	256

Total Investment Income	3,736,190

Expenses:
Investment advisory fees	2,426,734
Distribution fees - Class AAA	495,820
Distribution fees - Class A	40,774
Distribution fees - Class B*	112
Distribution fees - Class C	85,760
Shareholder services fees	233,560
Shareholder communications expenses	113,782
Directors’ fees	109,000
Custodian fees	79,013
Registration expenses	65,173
Legal and audit fees	57,304
Accounting fees	45,000
Interest expense	16,819
Miscellaneous expenses	53,392

Total Expenses	3,822,243

Less:
Custodian fee credits	(379)

Net Expenses	3,821,864

Net Investment Loss	(85,674)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(921,443)
Net realized gain on foreign currency transactions	3,828

Net realized loss on investments and foreign currency transactions	(917,615)

Net change in unrealized appreciation/depreciation:
on investments	(191,694,042)
on foreign currency translations	(284)

Net change in unrealized depreciation on investments and foreign currency translations	(191,694,326)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(192,611,941)

Net Decrease in Net Assets Resulting from Operations	$(192,697,615)

*	Class B Shares were fully redeemed and closed on April 25, 2013.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment loss	$(85,674)	$(1,223,654)
Net realized gain/(loss) on investments and foreign currency transactions	(917,615)	12,251,623
Net change in unrealized depreciation on investments and foreign currency translations	(191,694,326)	(32,015,175)

Net Decrease in Net Assets Resulting from Operations	(192,697,615)	(20,987,206)

Distributions to Shareholders:
Net realized gain
Class AAA	—	(7,839,036)
Class A	—	(552,560)
Class B*	—	(1,070)
Class C	—	(373,105)
Class I	—	(728,910)

Total Distributions to Shareholders	—	(9,494,681)

Capital Share Transactions:
Class AAA	(28,638,071)	(48,526,866)
Class A	2,684,045	2,303,108
Class B*	(28,855)	(107,642)
Class C	(2,164,244)	1,235,758
Class I	(2,833,011)	15,412,176

Net Decrease in Net Assets from Capital Share Transactions	(30,980,136)	(29,683,466)

Redemption Fees	22,269	(2,359)

Net Decrease in Net Assets	(223,655,482)	(60,167,712)
Net Assets:
Beginning of year	393,530,931	453,698,643

End of year (including undistributed net investment income of $0 and $0, respectively)	$169,875,449	$393,530,931

*	Class B Shares were fully redeemed and closed on April 25, 2013.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)	Portfolio Turnover Rate
Class AAA
2013	$21.99	$(0.00)	$(11.28)	$(11.28)	—	—	—	$0.00	$10.71	(51.3)%	$138,147	(0.03)%	1.57%	4%
2012	23.54	(0.06)	(0.95)	(1.01)	—	$(0.54)	$(0.54)	(0.00)	21.99	(4.3)	324,798	(0.27)	1.48	5
2011	35.73	(0.16)	(6.13)	(6.29)	—	(5.90)	(5.90)	0.00	23.54	(17.2)	397,738	(0.46)	1.46	4
2010	29.97	(0.18)	10.87	10.69	$(1.31)	(3.62)	(4.93)	0.00	35.73	35.7	679,244	(0.53)	1.44	7
2009	20.03	(0.23)	10.67	10.44	(0.50)	—	(0.50)	0.00	29.97	52.1	520,594	(0.93)	1.46	7
Class A
2013	$22.04	$(0.00)	$(11.31)	$(11.31)	—	—	—	$0.00	$10.73	(51.3)%	$13,476	(0.03)%	1.57%	4%
2012	23.60	(0.07)	(0.95)	(1.02)	—	$(0.54)	$(0.54)	(0.00)	22.04	(4.3)	23,138	(0.28)	1.48	5
2011	35.73	(0.14)	(6.09)	(6.23)	—	(5.90)	(5.90)	0.00	23.60	(17.0)	22,611	(0.40)	1.46	4
2010	29.96	(0.19)	10.88	10.69	$(1.30)	(3.62)	(4.92)	0.00	35.73	35.7	18,954	(0.56)	1.44	7
2009	20.02	(0.23)	10.66	10.43	(0.49)	—	(0.49)	0.00	29.96	52.1	15,458	(0.92)	1.46	7
Class C
2013	$20.89	$(0.11)	$(10.68)	$(10.79)	—	—	—	$0.00	$10.10	(51.7)%	$5,386	(0.79)%	2.32%	4%
2012	22.57	(0.22)	(0.92)	(1.14)	—	$(0.54)	$(0.54)	(0.00)	20.89	(5.0)	14,642	(1.01)	2.23	5
2011	34.81	(0.39)	(5.95)	(6.34)	—	(5.90)	(5.90)	0.00	22.57	(17.8)	14,858	(1.19)	2.21	4
2010	29.34	(0.42)	10.60	10.18	$(1.11)	(3.60)	(4.71)	0.00	34.81	34.7	18,318	(1.27)	2.19	7
2009	19.67	(0.42)	10.44	10.02	(0.35)	—	(0.35)	0.00	29.34	51.0	11,291	(1.68)	2.21	7
Class I
2013	$22.23	$0.03	$(11.41)	$(11.38)	—	—	—	$0.00	$10.85	(51.2)%	$12,866	0.21%	1.32%	4%
2012	23.74	(0.01)	(0.96)	(0.97)	—	$(0.54)	$(0.54)	(0.00)	22.23	(4.1)	30,909	(0.03)	1.23	5
2011	35.88	(0.05)	(6.19)	(6.24)	—	(5.90)	(5.90)	0.00	23.74	(17.0)	18,338	(0.15)	1.21	4
2010	30.06	(0.09)	10.93	10.84	$(1.42)	(3.60)	(5.02)	0.00	35.88	36.1	19,088	(0.26)	1.19	7
2009	20.09	(0.19)	10.73	10.54	(0.57)	—	(0.57)	0.00	30.06	52.5	8,280	(0.68)	1.21	7

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2013 and 2011. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.56%, and 1.45%, (Class AAA and Class A), 2.31%, and 2.20% (Class C), and 1.31%, and 1.20% (Class I), respectively. For the years ended December 31, 2012, 2010, and 2009, the effect of interest expense was minimal.

See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.

Notes to Financial Statements

1. Organization. Gabelli Gold Fund, Inc. was incorporated on May 13, 1994 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Accounting Standards Update (“ASU”) No. 2011-11 (as clarified by ASU No. 2013-01) “Disclosures about Offsetting Assets and Liabilities” requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11 includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of U.S. GAAP and on the basis of International Financial Reporting Standards. Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements and, at this time, has concluded that ASU 2011-11 is not applicable to the Fund because the Fund does not have investments covered under this guidance.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset value of the Fund is determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Metals and Mining
Africa	$6,760,566	—	$6,760,566
Australia	2,125,810	$6,491,436	8,617,246
North America	108,621,388	532,078	109,153,466
United Kingdom	43,016,707	2,238,558	45,255,265
Total Common Stocks	160,524,471	9,262,072	169,786,543
Warrants:
Metals and Mining
North America	372,400	2	372,402
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$160,896,871	$9,262,074	$170,158,945

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

During the year ended December 31, 2013, certain foreign securities were transferred from Level 2 to Level 1 due to the application, at December 31, 2012, of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 2 to Level 1 during the period amounted to $66,114,200 or 16.80% of net assets as of December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2013.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2013, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on passive foreign investment companies and other investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to a write-off of the current year net operating loss and adjustments on the sale of securities no longer deemed passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2013, reclassifications were made to decrease accumulated net investment loss by $15,019,094 and increase accumulated net realized loss on investments and foreign currency transactions by $6,690,169, with an offsetting adjustment to paid-in-capital.

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Distributions paid from:*
Net long term capital gains	$9,930,991

Total distributions paid	$9,930,991

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

No distributions were made during the year ended December 31, 2013.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2013, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(7,607,785)
Net unrealized depreciation on investments and foreign currency translations	(48,155,689)

Total	$(55,763,474)

At December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Short term Capital Loss Carryforward Post-Effective With No Expiration	$1,454,498
Long term Capital Loss Carryforward Post-Effective With No Expiration	6,153,287

Total Capital Loss Carryforwards	$7,607,785

At December 31, 2013, the differences between book basis and tax basis unrealized depreciation on investments were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$218,314,634	$56,010,375	$(104,166,064)	$(48,155,689)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2013, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2010 through December 31, 2013 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2013, other than short term securities and U.S. Government obligations, aggregated $9,837,690 and $42,016,814, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2013, the Distributor retained a total of $21,203 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2013, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2013, there was $1,069,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2013 was $1,105,581 with a weighted average interest rate of 1.17%. The maximum amount borrowed at any time during the year ended December 31, 2013 was $5,451,000.

8. Capital Stock. The Fund offers four classes of shares — Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class B Shares were fully redeemed and closed on April 25, 2013.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2013 and 2012 amounted to $22,269 and $(2,359), respectively.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	3,848,200	$53,869,581	3,053,290	$72,136,078
Shares issued upon reinvestment of distributions	—	—	363,838	7,975,110
Shares redeemed	(5,718,409)	(82,507,652)	(5,536,302)	(128,638,054)

Net decrease	(1,870,209)	$(28,638,071)	(2,119,174)	$(48,526,866)

Class A
Shares sold	442,603	$6,033,312	370,626	$8,871,092
Shares issued upon reinvestment of distributions	—	—	16,651	361,157
Shares redeemed	(236,721)	(3,349,267)	(295,367)	(6,929,141)

Net increase	205,882	$2,684,045	91,910	$2,303,108

Class B*
Shares issued upon reinvestment of distributions	—	—	51	$1,070
Shares redeemed	(2,033)	$(28,855)	(4,743)	(108,712)

Net decrease	(2,033)	$(28,855)	(4,692)	$(107,642)

Class C
Shares sold	181,907	$2,307,260	227,409	$5,248,476
Shares issued upon reinvestment of distributions	—	—	14,790	304,220
Shares redeemed	(349,173)	(4,471,504)	(199,570)	(4,316,938)

Net increase/(decrease)	(167,266)	$(2,164,244)	42,629	$1,235,758

Class I
Shares sold	1,215,908	$16,446,331	1,249,837	$30,432,521
Shares issued upon reinvestment of distributions	—	—	28,029	613,281
Shares redeemed	(1,420,656)	(19,279,342)	(659,799)	(15,633,626)

Net increase/(decrease)	(204,748)	$(2,833,011)	618,067	$15,412,176

*	Class B Shares were fully redeemed and closed on April 25, 2013.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

Gabelli Gold Fund, Inc.

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Gold Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Gold Fund, Inc. (the “Fund”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, NY 10036

February 24, 2014

Gabelli Gold Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Gold Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 71	Since 1994	27	Chairman, Chief Executive Officer, Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company)(2011-2012)

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 74	Since 1994	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 78	Since 1994	36	President of the law firm of Anthony J. Colavita, P.C.	—

Werner J. Roeder, MD Director Age: 73	Since 1994	23	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 79	Since 1994	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 68	Since 2004	30	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 1999) of Harbor BioSciences, Inc. (biotechnology)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology); Director, Chairman, and CEO of General Employment Enterprises (staffing services)(2009-2012)

Daniel E. Zucchi Director Age: 73	Since 1994	1	President of Daniel E. Zucchi Associates (consulting)	—

Gabelli Gold Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 62	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and Officer of registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since1998; Chairman of Teton Advisors, Inc. July 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 41	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 55	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Richard J. Walz Chief Compliance Officer Age: 54	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Funds Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI GOLD FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

     GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Secretary
E. Val Cerutti
Chief Executive Officer,	Agnes Mullady
Cerutti Consultants, Inc.	Treasurer

Anthony J. Colavita	Richard J. Walz
President,	Chief Compliance
Anthony J. Colavita, P.C.	Officer

Werner J. Roeder, MD	DISTRIBUTOR
Medical Director,
Lawrence Hospital	G.distributors, LLC

Anthonie C. van Ekris	CUSTODIAN, TRANSFER
Chairman,	AGENT, AND DIVIDEND
BALMAC International, Inc.	DISBURSING AGENT

Salvatore J. Zizza	State Street Bank and Trust
Chairman,	Company
Zizza & Associates Corp.

Daniel E. Zucchi	LEGAL COUNSEL
President,
Daniel E. Zucchi Associates	Paul Hasting LLP

This report is submitted for the general information of the shareholders of the Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB008Q413AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $27,700 for 2012 and $28,700 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,300 for 2012 and $3,400 for 2013. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $29,100 for 2012 and $33,520 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Gold Fund, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/6/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/6/2014

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/6/2014

* Print the name and title of each signing officer under his or her signature.